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                                                                     Exhibit 1.1

                                 RES-CARE, INC.

                               2,591,000 SHARES
                                       OF
                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                                  April 15, 1997




J. C. Bradford & Co., L.L.C.
Montgomery Securities
Equitable Securities Corporation

c/o J. C. Bradford & Co., L.L.C.
J. C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201

Dear Ladies and Gentlemen:

     Res-Care, Inc., a Kentucky corporation (the "Company"), and certain shareholders of the Company identified on Schedule I hereto (the "Selling Shareholders") propose to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), 1,500,000 shares and 1,091,000 shares, respectively, of common stock, no par value, of the Company (the "Common Stock"). The 2,591,000 shares of Common Stock are referred to herein as the "Firm Shares." Such shares of Common Stock are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule II hereto opposite the name of such Underwriter.

     The Company also proposes to grant to the Underwriters an option to purchase up to 388,650 additional shares of Common Stock as provided for in
Section 4 of this Agreement for the purpose of covering over-allotments (the "Option Shares"). The Firm Shares and the Option Shares purchased pursuant to this Agreement are herein called the "Shares."

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

          (a) The Company meets the requirements for use of, and has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of


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     1933, as amended (the "Securities Act"), a registration statement on Form
     S-3 (No. 333-23599), including the related preliminary prospectus and may have filed amendments thereto. Copies of such registration statement and amendments, and all forms of the related prospectuses contained therein, have been delivered to you. Such registration statement, including the prospectus, Part II, the information incorporated by reference, and all financial schedules and exhibits thereto, as amended at the time when it shall become effective, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and will comply with the requirements of the Securities Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the stabilization and market-making legends on the inside front cover and under the caption "Underwriting" in the Effective Prospectus and the Final Prospectus).


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          (c) The documents that are incorporated by reference in any
     Preliminary, Effective and Final Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, and any documents so filed prior to the termination of this offering and incorporated by reference subsequent to the effective date of the Registration Statement, shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the Rules and Regulations.

          (d) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation or other entity in which the Company or any subsidiary of the Company has an ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their incorporation, with full corporate power and authority to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions where the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), earnings or business affairs or business prospects of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"). All of the Company's subsidiaries are set forth on Exhibit 1(d) hereto.

          (e) The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable. Except with respect to Youthtrack, Inc. ("Youthtrack") all of the outstanding stock of each of the Company's subsidiaries is owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind, except for a pledge of each subsidiary's capital stock pursuant to the Company's revolving credit facility. Except as set forth on Exhibit 1(e) hereto, (i) the Company has no other subsidiaries and is not a partner or joint venturer in any partnership or joint venture, (ii) the Company's subsidiaries do not have any outstanding options to purchase or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of capital stock or an ownership interest of such subsidiary, and (iii) there are no preemptive rights or other rights to subscribe for or purchase any shares of the capital stock or an ownership interest of the Company's subsidiaries. Of the 1,000 outstanding shares of capital stock of Youthtrack, 800 shares are owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind, except for a pledge of each subsidiary's capital stock pursuant to the Company's revolving credit facility. The ownership of all of the outstanding stock of each of the Company's subsidiaries is set forth on Exhibit 1(e) hereto.

          (f) After giving effect to the transaction described in footnote one to the Selected Supplemental Consolidated Financial Data in the Final Prospectus, the capitalization of the Company as of December 31, 1996, is as set forth under the caption


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     "Capitalization" in the Effective Prospectus and the Final Prospectus, and
     the Common Stock conforms to the description thereof contained or incorporated by reference in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares to be sold by the Company, upon issuance and delivery and payment therefor in the manner herein described, will be duly authorized, validly issued, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's Amended and Restated Articles of Incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.

          (g) All offers and sales by the Company of its Common Stock prior to the date hereof were at all relevant times duly registered or the subject of an available exemption from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

          (h) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to the several Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (y) except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and (z) subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity regardless of whether considered in a proceeding in equity or at law. No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The issue and sale of the Shares by the Company, the



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     Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the Amended and Restated Articles of Incorporation or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, or any subsidiary or any of their respective properties which breach, violation or default would have a Material Adverse Effect. Neither the Company nor any subsidiary is in violation of its Articles of Incorporation or by-laws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default), in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound where the consequence of such violation or default would have a Material Adverse Effect.

          (i) The consolidated financial statements (and the related notes) and the supplemental consolidated financial statements (and the related notes) of the Company included or incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules and financial and statistical data included or incorporated by reference in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. KPMG Peat Marwick LLP, whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

          (j) Subsequent to December 31, 1996, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (x) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any



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     material transactions not in the ordinary course of business, and (y) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any material change in the capital stock, long-term liabilities, obligations under capital leases or short-term borrowings of the Company and its subsidiaries or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change, which would have a Material Adverse Effect, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

          (k) Except as described in the Effective Prospectus and Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or which would have a Material Adverse Effect.

          (l) There are no contracts or other documents required to be described in the Registration Statement, the Effective Prospectus and the Final Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described, incorporated by reference or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof. The Company or such subsidiary has performed all material obligations required to be performed by it, and is neither in default in any material respect nor has it received notice of any default or dispute under, any such contract or other material instrument to which it is a party or by which its property is bound or affected. To the best knowledge of the Company, no other party under any such contract or other material instrument to which it is a party is in default in any material respect thereunder.

          (m) Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries has good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects (collectively "Liens"), other than liens that are reflected in the financial statements included in the Effective Prospectus and the Final Prospectus or that do not materially detract from the value or impair the use of the property subject thereto; and, except as described in the Effective Prospectus and the Final Prospectus, the real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and, assuming due execution and delivery by parties to such leases other than the Company and its subsidiaries, enforceable leases except as enforceability may be limited


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     by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights.

          (n) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, to the best knowledge and belief of the Company, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation. Neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has offered or paid any remuneration (including any kickback, bribe or rebate) directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person to refer an individual to any of the facilities of the Company or any of its subsidiaries for the furnishing or arranging for the furnishing of any item or service for which payment may be made to the Company or any of its subsidiaries under any third party reimbursement program.

          (o) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom except those taxes being contested in good faith or where the failure to file such return or to pay such tax would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and there is no tax deficiency that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency which is likely to be, asserted against the Company or its subsidiaries, which if determined adversely would have a Material Adverse Effect.

          (p) The Company and its subsidiaries operate their respective businesses in conformity with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of any governmental body except where the failure to so operate their respective businesses would not have a Material Adverse Effect. Each of the facilities owned, leased, operated or managed, directly or indirectly, by the Company and its subsidiaries is being operated in compliance in all material respects with all applicable laws, orders, rules or regulations. The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") for each of the facilities owned, leased, operated or managed, directly or indirectly, by the Company or a subsidiary, as are necessary to own its respective properties and to conduct its business in the manner described in the Effective Prospectus and the Final Prospectus, subject to such qualifications as may be set forth in the Effective Prospectus and the Final Prospectus, except where the failure to obtain such a Permit or Permits in the aggregate would not cause a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with


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     respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment to the rights of the holder of any such Permit subject in each case to such qualification as may be set forth in the Effective Prospectus and the Final Prospectus, except to the extent that any such revocation, termination or impairment would not have a Material Adverse Effect. The Company and its subsidiaries are not aware of any existing or imminent matter which may materially adversely impact the operations of these facilities other than as specifically disclosed in the Effective Prospectus and the Final Prospectus.

          (q) Neither the Company nor any of its subsidiaries is currently engaging in any activity, whether alone or in concert with others, which constitutes a violation of any federal or state laws (including, but not limited to, federal antifraud and abuse or similar laws pertaining to the Medicare, Medicaid or any other federal or state health or insurance program, and federal or state laws pertaining to insurance fraud) prohibiting fraudulent or abusive practices connected in any way with the provision of healthcare services or the billing for such services provided to a beneficiary of any federal or state health or insurance program, except such violations which in the aggregate would not have a Material Adverse Effect.

          (r) Neither the Company nor any of its subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order except where the failure to so file would not have a Material Adverse Effect; all such filings or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or permit necessary for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, to the knowledge of the Company, there is not any pending change under any law, regulation, license or permit which could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and, to the Company's knowledge, is not under investigation with respect to a possible violation of any provision of any law, regulation or order.

          (s) No labor dispute exists with the Company's employees or with employees of its subsidiaries which would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which would have a Material Adverse Effect.

          (t) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are



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     prudent and customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonably comparable cost.

          (u) Neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable federal, state and foreign occupational safety and health and environmental laws and regulations to conduct its respective businesses, and the Company and each of its subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not result in a Material Adverse Effect.

          (v) Except where such failures to comply or violations would not in the aggregate have a material adverse effect on the Company or any of its subsidiaries, the Company and each of its subsidiaries has complied with the Immigration Reform and Control Act of 1986 and all regulations promulgated thereunder ("IRCA") with respect to (i) the completion and maintenance of Forms 1-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization; (ii) with respect to all former employees who left the Company's or any of its subsidiaries' employment within three years prior to the date hereof, the Company and each of its subsidiaries has complied with IRCA with respect to the maintenance of Forms 1-9 for at least three years or for one year beyond the date of termination, whichever is later; (iii) the Company and each of its subsidiaries has had no immigration violations and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA; and (iv) it has not been warned, fined or otherwise penalized by reason or any failure to comply with IRCA, and no such proceeding is pending or threatened.

          (w) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it or any of its subsidiaries to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.



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          (x) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and of the directors officers, employees or agents of the Company or its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

          (y) The Shares have been approved for designation on the National Association of Securities Dealers Automated Quotation National Market System upon notice of issuance.

     Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters in connection with the Closing Date (as hereinafter defined) shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to each Underwriter and agrees as follows that:

          (a) Such Selling Shareholder at the First Closing Date or at the Option Closing Date (as such closing dates are defined herein), as the case may be, will have valid and marketable title to the Shares set forth in
     Schedule I to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, valid and marketable title thereto, free and clear of any liens, encumbrances, equities and claims, will be transferred to the Underwriters.

          (b) Such Selling Shareholder has duly executed and delivered the Custodian Agreement and Power of Attorney in the form previously delivered to the Representatives, appointing Ronald G. Geary, James R. Fornear and E. Halsey Sandford, and any one of them, as each Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") and appointing Piper & Marbury L.L.P. as custodian (the "Custodian"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, to deliver the Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custodian Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interest of the



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     Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated except as provided in this Agreement and the Custodian
     Agreement. If such Selling Shareholder should die or become incapacitated or if any other event should occur, before the delivery of the Shares of such Selling Shareholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless whether the Custodian or the Attorney-in-Fact shall have received notice thereof.

          (c) Such Selling Shareholder, acting through his duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement and the Custody Agreement and Power of Attorney; this Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder, all authorizations and consents necessary for the execution and delivery of this Agreement and the Custodian Agreement and Power of Attorney on behalf of such Selling Shareholder and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given, except as may be required by the Securities Act or state securities laws; and such Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement and the Custodian Agreement and Power of Attorney.

          (d) The performance of this Agreement and the Custodian Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by such Selling Shareholder will not result in a breach or violation of, or conflict with, any of the terms of provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder is bound.

          (e) For a period of 90 days from the date of the Final Prospectus, such Selling Shareholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, other than to the Underwriters pursuant to this Agreement, without the prior written consent of J.C. Bradford & Co., L.L.C.

          (f) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 of this Agreement are not true and correct; is familiar with the Registration Statement, the receipt of a copy of which is hereby acknowledged, and has no knowlege of any material fact, condition or information not disclosed in the Effective Prospectus or Final Prospectus which has or may adversely affect the business of the Company or any of its subsidiaries; and the sale of the Shares by such Selling Shareholder is not prompted by any information concerning the Company not set forth in the Effective Prospectus or Final Prospectus.

          (h) At the time the Registration Statement becomes effective (i) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Effective Prospectus and Final Prospectus as specifically refer to such Selling Shareholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Shareholder, and the consummation by him of the transactions herein contemplated (other than as required by the Securities Act, state securities laws and the NASD).

          (j) Any certificates signed by or on behalf of such Selling Shareholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

          (k) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (l) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

     3. Representations and Warranties of the Underwriters. The Representatives, on behalf of the several Underwriters, represent and warrant to the Company that the information set forth (a) on the cover page of the Effective Prospectus with respect to the public offering price and underwriting discount and (b) under "Underwriting" in the Effective Prospectus was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and such information is accurate in all material respects. The Representatives further represent and warrant to the Company that such Representatives have the authority to act on behalf of the several Underwriters in connection with this Agreement and the offering contemplated hereby.

     4. Purchase, Sale and Delivery of the Shares.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell 1,500,000 shares of Common Stock and the Selling Shareholders agree to sell the number of shares of Common Stock as set forth opposite each such Selling Shareholder's name on Schedule I hereto to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $______ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto. The Underwriters agree to offer the Firm Shares to the public as set forth in the Final Prospectus.

          (b) The Company hereby grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time (but only once) within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the several Underwriters by the Representatives giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the

     Company the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the several Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

          (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Shareholders to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds to the order of the Company and the Selling Shareholders, at the offices of J.C. Bradford & Co., L.L.C., 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by the Underwriters, the Company and the Selling Shareholders, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or, at the election of the Representatives, on the fourth full business day after this Agreement becomes effective, if it becomes effective after 4:30 p.m. Eastern time, or at such other time not later than the seventh full business day thereafter as the Underwriters and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered on the Option Closing Date. The certificates in definitive form for the Shares so to be delivered will be in good delivery form and in such denominations and registered in such names as the Underwriters request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by you, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be.

     It is understood that you may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

     6. Covenants of the Company and the Selling Shareholders.

          (a) The Company covenants and agrees with each of the Underwriters that:

               (i) The Company shall use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A and 434 of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your reasonable request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by you after reasonable notice thereof, such approval not to be unreasonably withheld or delayed. The Company shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

               (ii) The Company will take or cause to be taken all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or take any action that would subject the Company to general service of process in any jurisdiction where it would not be so subject as of the date of this Agreement. In each jurisdiction in which the Shares have been so qualified, the Company will make and file such statements and reports as are required by the laws of such jurisdiction to continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution in such jurisdictions.

               (iii) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (iv) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (three of which shall be signed and shall be accompanied by all exhibits, each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

               (v) The Company will (A) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (B) for such period as prospectuses are required to be delivered, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.

               (vi) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 90 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

               (vii) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus.

               (viii) During a period of five years from the effective date of the Registration Statement or such longer period as the Underwriters may reasonably request, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its stockholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

               (ix) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act and the Exchange Act, and with state securities commissions in states where the Shares have been sold by you (as you shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

               (x) Except pursuant to this Agreement, in connection with an acquisition by the Company made in the ordinary course of business in which restricted securities are issued as consideration by the Company or with the written consent of J.C. Bradford & Co., L.L.C., for a period of 90 days from the date of the Final Prospectus, the Company agrees that it will not, and the Company has provided agreements executed by each of the existing stockholders of the Company providing that for a period of 90 days from the date of the Final Prospectus such person or entity will not, offer for sale, sell (other than pursuant to the exercise of options granted pursuant to existing employee benefit plans and agreements, other existing compensation agreements and existing stock options), grant any options (other than pursuant to existing employee benefit plans and agreements, other compensation agreements and existing stock options), rights or warrants with respect to any shares of Common Stock, securities convertible into common stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock.

               (xi) Neither the Company nor any of its subsidiaries nor any of their directors, officers or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

          (b) Each of the Selling Shareholders covenants and agrees with the Underwriters that:

               (i) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

     7. Expenses. The Company agrees with the several Underwriters that (a) whether or not the transactions contemplated in this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of its obligations hereunder, including, but not limited to, (i) the Commission's registration fee (which shall be shared pro rata with the Selling Shareholders), (ii) the expenses of printing and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of

Attorney, Blue Sky Memoranda and Agreements Among Underwriters, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the several Underwriters in connection therewith, (v) filing fees paid or incurred by the several Underwriters in connection with filings with the NASD, (vi) any applicable listing fees, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of its obligations hereunder not otherwise provided for in this Section; (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the several Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated by reason of the termination by the Company pursuant to Section 15(a)(i) of this Agreement, or if terminated by the Underwriters pursuant to Section 15(b)(ii) of this Agreement, or because any other condition to the Underwriters' obligation hereunder is not fulfilled. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

     8. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters to purchase and pay for the Firm Shares shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy, in all material respects, of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of all of their covenants and agreements hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Underwriters and all filings required by Rule 424, Rule 430A and Rule 434 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

          (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your reasonable judgment, is material, or omits to state a fact which, in your reasonable judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading, and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

          (c) The Underwriters shall have received an opinion, dated the Closing Date, from Reed, Weitkamp, Schell, Cox & Vice, Kentucky counsel for the Company to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation under the laws of the Commonwealth of Kentucky with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify could have a material adverse effect upon the Company and its subsidiaries taken as a whole.

               (ii) After giving effect to the transactions described in footnote one to the Selected Supplemental Consolidated Financial Data in the Final Prospectus, as of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the shares of Common Stock have been duly authorized and are, or upon issuance thereof and payment therefor as herein provided will be validly issued, fully paid and non-assessable; such shares will not have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Amended and Restated Articles of Incorporation.

               (iii) Each of the Company's subsidiaries is validly existing and in good standing under the laws of the state of its incorporation, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify could have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole. The outstanding shares of the capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and owned of record and, to such counsel's knowledge, beneficially by the Company as set forth on Exhibit 1(e) hereto, free and clear of all liens, encumbrances, equities and claims. To the knowledge of such counsel, no options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding.

               (iv) No consent, approval, authorization or order of any federal court or Kentucky governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any subsidiary is a party or to which the Company or any subsidiary or their respective properties is subject and which is described in, or filed as an exhibit to, the Registration Statement, the Amended and Restated Articles of Incorporation or bylaws of the Company, any subsidiary, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

               (v) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the several Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, (y) except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy, (z) subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, by general principles of equity regardless of whether considered in a proceeding in equity or at law and by general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief) regardless of whether considered in a proceeding at law or in equity.

          (d) The Underwriters shall have received an opinion, dated the Closing Date, from Piper & Marbury L.L.P., counsel for the Company and the Selling Shareholders to the effect that:

               (i) The Shares to be sold by the Company, upon issuance thereof and payment therefor as herein provided will be validly issued, fully paid and non-assessable; such Shares will not have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Amended and Restated Articles of Incorporation. All offers and sales of the Company's Common Stock during the past three fiscal years were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws.

               (ii) No consent, approval, authorization or order of any federal court or Kentucky governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any subsidiary is a party or to which the Company or any subsidiary or their respective properties is subject and which is described in, or filed as an exhibit to, the Registration Statement, the Amended and Restated Articles of Incorporation or bylaws of the Company, any subsidiary, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

               (iii) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the several Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, (y) except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy, (z) subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, by general principles of equity regardless of whether considered in a proceeding in equity or at law and by general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief) regardless of whether considered in a proceeding at law or in equity.

               (iv) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect.

               (v) To the knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance by the Company of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which they or their properties is subject and which is described as an exhibit to, the Registration Statement, or of the Articles of Incorporation or bylaws of the Company or any of its subsidiaries where such default would have a Material Adverse Effect.

               (vi) The Registration Statement and all post effective amendments thereto filed prior to the Closing Date have become effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission and all filings required by Rule 424, Rule 430A and Rule 434 of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, and the documents incorporated by reference therein, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, government reimbursement programs, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be shown; and such counsel do not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

               (vii) To the knowledge of such counsel, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries which violation would have a Material Adverse Effect.

               (viii) The statements under "Business--Contracts," "--Government Regulation and Reimbursement," "--Legal Proceedings" and "Description of Capital Stock" included or incorporated by reference in the Final Prospectus, insofar as they are descriptions or summaries of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions (except for statements of law or legal conclusions involving laws of jurisdictions other than the State of Maryland or the federal law of the United States of America, as to which no opinion need be expressed), are accurate in all material respects and present fairly the information required by the Securities Act to be shown.

               (ix) This Agreement and the Custodian Agreement and Power of Attorney have been duly executed and delivered by or on behalf of each of the Selling Shareholders and constitute valid and binding agreements of such Selling Shareholders in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights, and except as rights to indemnify may be limited by federal or state securities laws or the public policy underlying such laws.

               (x) The sale of the Shares to be sold by each Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Custodian Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, or any statute, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to such Selling Shareholder or the property of such Selling Shareholder.

               (xi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Shareholder hereunder, except which have been duly obtained and in full force and effect, such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters, as to which such counsel need express no opinion.

               (xii) Each of the Selling Shareholders has the full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. By delivery of a certificate or certificates therefor, the Selling Shareholders will transfer to the Underwriters valid and marketable title to such shares, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind.

               (xiii) The Company and each of its subsidiaries has corporate power and all such Permits as are required under such federal and state health care laws as specifically regulate the operation of the facilities, owned, leased or managed by the Company or any subsidiary, to own their respective properties and to conduct their respective businesses as now being conducted as described in the Effective Prospectus and the Final Prospectus and, with respect to those facilities owned, leased or managed by the Company or any subsidiary that participate in Medicare, Medicaid or both, to receive reimbursement thereunder and, to our knowledge, have all other Permits as are necessary under applicable law to own their respective properties and to conduct their respective businesses as now being conducted as described in the Effective Prospectus and the Final Prospectus, except where the failure to have such Permits would not have a Material Adverse Effect.

               (xiv) To the knowledge of such counsel, after reasonable inquiry, neither the Company nor any of its subsidiaries is currently engaging in any activity, whether alone or in concert with others, which constitutes a violation of any federal or state laws (including, but not limited to, federal antifraud and abuse or similar laws pertaining to the Medicare, Medicaid or any other federal or state health or insurance program, and federal or state laws pertaining to insurance fraud) prohibiting fraudulent or abusive practices connected in any way with the provision of healthcare services or the billing for such services provided to a beneficiary of any federal or state health or insurance program, except such violations which in the aggregate would not have a Material Adverse Effect.

          (e) The Underwriters shall have received an opinion, dated the Closing Date, from David S. Waskey, General Counsel to the Company and counsel to the Selling Shareholders to the effect that:

               (i) The Company and each of its subsidiaries has corporate power and all such Permits as are required under such federal and state health care laws as specifically regulate the operation of the facilities, owned, leased or managed by the Company or any subsidiary, to own their respective properties and to conduct their respective businesses as now being conducted as described in the Effective Prospectus and the Final Prospectus and, with respect to those facilities owned, leased or managed by the Company or any subsidiary that participate in Medicare, Medicaid or both, to receive reimbursement thereunder and, to our knowledge, have all other Permits as are necessary under applicable law to own their respective properties and to conduct their respective businesses as now being conducted as described in the Effective Prospectus and the Final Prospectus, except where the failure to have such Permits would not have a Material Adverse Effect.

               (ii) To the knowledge of such counsel, after reasonable inquiry, neither the Company nor any of its subsidiaries is currently engaging in any activity, whether alone or in concert with others, which constitutes a violation of any federal or state laws (including, but not limited to, federal antifraud and abuse or similar laws pertaining to the Medicare, Medicaid or any other federal or state health or insurance program, and federal or state laws pertaining to insurance fraud) prohibiting fraudulent or abusive practices connected in any way with the provision of healthcare services or the billing for such services provided to a beneficiary of any federal or state health or insurance program, except such violations which in the aggregate would not have a Material Adverse Effect.

     In rendering such opinion, such counsel may rely as to matters of fact on certificates of officers of the Company and its subsidiaries, of the Selling Shareholders and of government officials, and Piper & Marbury L.L.P., in rendering its opinion, may rely on opinions of the Company's General Counsel and Reed, Weitkamp, Schell, Cox & Vice, each as counsel to the Company and the Selling Shareholders. In addition to the matters set forth above, such opinions shall also include a statement to the effect that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Effective Prospectus or the Final Prospectus. Such counsel participated in the preparation of the Registration Statement and the Effective Prospectus and the Final Prospectus, however, during the course of which, among other things, such counsel has examined various documents and other papers and participated in conferences with representatives of the Company, with the representatives of the Company's independent public accountants, and with your representatives and your counsel, at which conferences the contents of the Registration Statement, the Effective Prospectus and the Final Prospectus and related matters were discussed. On the basis of the information that was developed in the course of such counsel's above-described participation, such counsel has no reason to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Effective Prospectus or the Final Prospectus on the date of filing thereof or at the Time of Delivery included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel expresses no opinion or belief as to financial and other financial or statistical data and related schedules which are or should be included in the Registration Statement or the Effective Prospectus or the Final Prospectus).

     You acknowledge that as used in the opinions rendered pursuant to paragraphs (c), (d) and (e), "known to such counsel," "to such counsel's knowledge" and any similar phrase shall refer solely to the current, actual knowledge, acquired during the course of such counsel's representation of the Company and the Selling Shareholders, of those attorneys of the firm who have rendered legal services in connection with such representation (excluding any lawyers whose involvement has been limited to reviewing these opinions as part of the firm's opinion review procedure). In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

          (f) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the several Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Underwriters shall have received from KPMG Peat Marwick LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Underwriters, stating that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

               (i) In their opinion, the consolidated financial statements and schedules and the supplemental financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of any interim consolidated financial statements, selected financial data and/or condensed financial statements derived from audited financial statements of the Company;

               (ii) The selected supplemental consolidated financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY" and "SELECTED SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA" for the five years ended December 31, 1996, agrees with the corresponding amounts in the audited or unaudited supplemental consolidated financial statements included or incorporated by reference in the Final Prospectus or previously reported by them;

               (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Underwriters, nothing came to their attention that caused them to believe that:

                    (A) at a specified date not more than five days prior to the date of delivery of such respective letter, there was any decline in total assets, decline in shareholders' equity or increase in long-term liabilities of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                    (B) for the period from the closing date of the latest
               statements of operations included in the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in total net revenues or net income of the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.

     In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with KPMG Peat Marwick, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the total assets, shareholders' equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheets of the Company included in the Final Prospectus, or a material adverse change in total net revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

          (h) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Executive Vice President of the Company to the effect that:

               (i) the representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

               (iii) all filings required by Rule 424, Rule 430A and Rule 434 of the Rules and Regulations have been made;

               (iv) the signatories of said certificate have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

          (i) The representations and warranties of each Selling Shareholder in
     Section 2 of this Agreement shall be true and correct as of the Closing Date and such Selling Shareholders shall deliver to the Representatives a certificate to that effect, dated the

     Closing Date, signed by such Selling Shareholder or his or its duly appointed attorney-in-fact.

          (j) Subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, and except as stated therein, the Company and its subsidiaries have not sustained material loss or interference with their respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company or its subsidiaries, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, key personnel, financial position, capitalization, net worth or results of operations of the Company and its subsidiaries, which loss, interference, litigation or change, in your reasonable judgment shall render it unadvisable to proceed with the delivery of the Shares.

     All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and their counsel. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

     9. Condition of the Company's and the Selling Shareholders' Obligations. The obligations hereunder of the Company and the Selling Shareholders are subject to the condition set forth in Section 8(a) hereof.

     10. Indemnification and Contribution.

          (a) The Company and each of James R. and Margaret H. Fornear, Ronald
     G. Geary and E. Halsey Sandford, jointly and severally, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement made by the Company in Section 1 hereof. The Company and each of the Selling Shareholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein. Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement made by the Selling Shareholders in Section 2 hereof.

          In addition to its other obligations under this Section 10(a), the Company and the Selling Shareholders agree that, as an interim measure during the pendency of any claims, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Shareholders herein or failure to performs its or their obligations hereunder, all as described in this
     Section 10(a), it will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claims, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's or the Selling Shareholders' obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company or the Selling Shareholders. Notwithstanding the foregoing, the liability of any Selling Shareholder shall be limited to the total net proceeds received from the Underwriters by such Selling Shareholder in connection with the sale of Shares hereunder.

          The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a Preliminary Prospectus but eliminated or remedied in the Effective or Final Prospectus, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, liability, claim or damage purchased the Shares (or to the benefit of any person who controls such Underwriter) if a copy of the Effective Prospectus or Final Prospectus was not furnished to such person at or prior to the time such action is required by the Securities Act.

          (b) Each Underwriter will indemnify and hold harmless each of the Selling Shareholders and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus); and will reimburse any legal or other expenses reasonably incurred by any Selling Shareholder or the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that you shall have the right to employ separate counsel if, in your reasonable judgment, it is advisable for you and any other Underwriters to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the Company and the Selling Shareholders.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 10 is for any reason held to be unavailable to the Underwriters, the Company or the Selling Shareholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Shareholders shall contribute to the damages paid by the several Underwriters, and the several Underwriters shall contribute to the damages paid by the Company and the Selling Shareholders; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

          (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or is (or would be, if a claim were to be made against such indemnified party) entitled to indemnity hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     11. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule II hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 10 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to
Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. Default by the Selling Shareholders. If the Selling Shareholders shall fail to sell and deliver the number of Firm Shares or Option Shares, as the case may be, that the Selling Shareholders are obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Shareholders have defaulted, or (b) elect to purchase the Firm Shares and the Option Shares that the Company and the non-defaulting Selling Shareholders have agreed to sell pursuant to this Agreement. In the event of a default under this Section that does not result in the termination of this Agreement, either the Representatives or the Company shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder so defaulting from liability, if any, in respect of such default.

     13. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Selling Shareholders and the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors or any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Shares.

     14. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Underwriters shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 7, 10, 13 and 14 hereof shall at all times be effective. For purposes of this
Section 14, the Firm Shares shall be deemed to have been so released upon the release by the Underwriters of telegrams or other notifications offering the Firm Shares for sale to securities dealers, whichever may occur first.

     15. Termination.

          (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Underwriters (i) at any time before it becomes effective in accordance with Section 14 hereof, or (ii) in the event that the condition set forth in Section 9 shall not have been satisfied at or prior to the First Closing Date.

          (b) This Agreement may be terminated by the Underwriters by notice to the Company (i) at any time before it becomes effective in accordance with
     Section 14 hereof; (ii) in the event that at or prior to the First Closing Date the Company or any Selling Shareholder shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it impractical to proceed with the delivery of the Shares.

          (c) Termination of this Agreement pursuant to this Section 15 shall be without liability of any party to any other party other than as provided in Sections 7 and 10 hereof.

     16. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to J. C. Bradford & Co., L.L.C., J. C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Thomas C. Wylly II, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 10140 Linn Station Road, Louisville, Kentucky 40223, Attention: Ronald G. Geary.

     17. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, each of the Selling Shareholders and each of the several Underwriters.

                                   Very truly yours,

                                   RES-CARE, INC.


                                   By:_________________________________________
                                   Title: President and Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the   SELLING SHAREHOLDERS
date first above written.

                                   By:_________________________________________
J. C. Bradford & Co., L.L.C.            Attorney-in-fact
Montgomery Securities
Equitable Securities Corporation


By:  J. C. Bradford & Co., L.L.C.
for themselves and as Representatives
of the Several Underwriters


By: _________________________________
Title:  Partner

                                   SCHEDULE I

                              SELLING SHAREHOLDERS


                                                               Number of Shares
            Name                                                Being Offered
            ----                                               ----------------
James R. Fornear.................................................   225,000
Margaret H. Fornear..............................................   225,000
Ronald G. Geary..................................................    65,000
E. Halsey Sanford................................................   100,092
Spiro B. Mitsos..................................................    50,000
Andrew Eckman....................................................    10,000
David H. Fornear.................................................    19,250
Diana L. Fornear.................................................     5,000
Stanley M. Goldstein.............................................   227,722
Joseph Parris....................................................    30,000
Estella J. Wesley................................................    10,000
Walter A. Winshall...............................................   123,936

                                   SCHEDULE II

                                  UNDERWRITERS

                                                                    Number of
                                                                 Firm Shares to
        Underwriter                                               Be Purchased
        -----------                                              --------------
J. C. Bradford & Co., L.L.C. ....................................
Montgomery Securities............................................
Equitable Securities Corporation.................................








                                                                    ---------

                           Total                                    2,591,000
                                                                    =========